US CONCRETE


MACK

Stephens, Inc. Investor Meetings

August 20 - 21, 2008

Forward-Looking Statement

Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the "Company") with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company's management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company's control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles ("GAAP"). A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

US CONCRETE


MACK

Company Overview

Company Overview

Top 10 Producer of ready-mixed concrete in the U.S.



- **Ready mixed concrete**
  - 7.2 million cubic yards
  - $745 million in revenue
  - Leading market position in 5 regions



- **Precast products**
  - $73 million in revenue
  - Strong operating margins
  - Internal and external growth opportunities



- **Aggregate business**
  - 7 producing aggregate facilities
  - 2 aggregate facilities leased to third parties
  - 80 million tons of proven reserves
  - Strategic focus to pursue vertically integrated growth opportunities

Broad Geographic Footprint

Helps Provide Insulation From Local and Regional Economic Conditions



NY
PA
NJ
MD
DE
Santa Rosa
San Francisco
Sacramento
Ready-Mixed Plant
Precast Plant
Block Plant
Aggregates Quarry

Source: Company filings and press releases

Geographic Distribution



N. Calif 30%
Atlantic 18%
West Texas 10%
N. Texas / Okla 27%
Michigan 11%
CA / AZ 4%

Based on revenues for the12-month period ended 12/31/07 on a continuing operation basis

Our Strategy Today

Aggressively manage through current economic cycle

Implement cost controls throughout organization

Control capital spending

Manage balance sheet and capital structure

- *Maintain maximum liquidity*

Evaluate existing asset base

- Ensure assets are delivering appropriate returns

Conservatively evaluate internal and external growth

- Aggregate operations
- Precast operations
- Select in-market ready-mixed operations


MACK

Industry Overview

Large, Fragmented Industry

Concrete Products Market Size



($ in billions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$36.0
$26.0
Pre-Cast
Ready Mixed



Source: National Ready-Mixed Concrete Association and National Precast Concrete Association

- Over $60 billion in annual revenue
- More than 2,300 independent ready-mixed concrete producers
- More than 3,600 precast concrete manufacturers
- Increasing vertical integration among cement, aggregates and concrete producers
  - Cemex / Rinker
  - Hanson / Heidelberg
  - Vulcan / Florida Rock
  - Votorantim / Prairie Materials



Ready-Mixed Concrete End Use Markets

- Commercial and industrial sectors represent higher margin business for U.S. Concrete
- Streets and highways often self- performed by construction companies

Total U.S. Market



Commercial & Industrial 24%
Residential 23%
Street & Highway 20%
Other Public Works 33%

Source: F.W. Dodge

U.S. Concrete



Commercial & Industrial 49%
Street & Highway 9%
Other Public Works 7%
Residential 35%

Source: Company filings - 2007

US CONCRETE

PCA Cement Demand Forecast Trend

Summer 2008 Preliminary Forecast Trend
Portland Cement Consumption by Construction Category

	2007	2008E	2009E	2010E	2011E	2012E	2013E
Total	110,340	98,018	91,897	94,192	101,619	109,154	114,908
yr / yr change	-9.4%	-11.2%	-6.2%	2.5%	7.9%	7.4%	5.3%
Residential	29,029	20,433	20,145	24,548	29,291	33,435	35,537
yr / yr change	-29.2%	-29.6%	-1.4%	21.9%	19.3%	14.1%	6.3%
Nonresidential	20,166	18,829	15,816	15,031	16,180	17,644	19,044
yr / yr change	2.6%	-6.6%	-16.0%	-5.0%	7.6%	9.0%	7.9%
Public	53,430	50,860	47,888	46,452	47,933	49,830	52,048
yr / yr change	-1.6%	-4.8%	-5.8%	-3.0%	3.2%	4.0%	4.5%
Other	7,799	7,896	8,048	8,161	8,215	8,245	8,279
yr / yr change	-9.6%	8.9%	6.1%	6.6%	4.1%	3.1%	3.1%

Source: PCA State Forecast Table

F.W. Dodge Forecast: U.S. Concrete Counties

Concrete Volumes

Percentage Change from Prior Year End Use Markets

Market	2007	2008	2009	2010	2011	2012
Northern California	6%	4%	3%	-1%	1%	0%
New Jersey / Washington D.C.	-7%	-4%	3%	0%	1%	0%
Texas (DFW)	-11%	-13%	3%	5%	8%	3%
Michigan	-10%	-6%	4%	-1%	3%	2%
Consolidated	-5%	-4%	2%	0%	4%	2%

Source: Dodge 1Q 2008 outlook

US CONCRETE


MACK

Company End Use Markets

Historical Revenue – Consolidated



Millions
$1,000
$800
$600
$400
$200
$0
15%
7%
46%
32%
15%
6%
41%
38%
9%
3%
46%
42%
7%
7%
39%
47%
7%
9%
35%
49%
2003
2004
2005
2006
2007 *
Commercial & Industrial
Residential
Street & Highway
Other Public Works & Infrastructure

*Continuing operations only

Revenues by Segment



Second Quarter YTD Comparison
USC
Consolidated
($ in millions)
$400
$300
$200
$100
$0
7%
8%
44%
42%
8%
9%
29%
54%
YTD07
YTD08
Commercial and industrial
Residential
Street & highway
Other public works

US CONCRETE


MACK

Growth Initiatives

Growth Initiatives

Ready-Mix	Precast	Aggregates/ Developmental
Select ready-mixed markets Strategic fit to existing footprint Contiguous new markets Return investment criteria Ability to integrate and manage assets	Build out precast operating segment Target niche high margin businesses Broaden product offerings in select Segments Leverage management experience and contacts	Further vertical integration into aggregates On-site concrete operations New plant expansions in contiguous markets EF Technology – green building program

Promotional activities and value added marketing and sales





US CONCRETE


MACK

Financial Highlights

Historical Financial Review

RMC Volume



(Cubic yards in thousands)
12,000
9,000
6,000
3,000
0
CAGR = 11.0%
5,026
5,053
5,298
7,336
7,624
2003A
2004A
2005A
2006A
2007*

Revenue



(Dollars in millions)
$1,200.0
800.0
400.0
0.0
CAGR = 15.7%
$473.1
$500.6
$575.7
$789.5
$847.4
2003A
2004A
2005A
2006A
2007*

EBITDA



(Dollars in millions)
$140.0
105.0
70.0
35.0
0.0
12.0%
7.0
2.0
CAGR = 13.9%
9.5%
8.3%
9.0%
9.6%
9.4%
$44.9
$41.6
$51.6
$75.6
$75.4
2003A
2004A
2005A
2006A
2007
EBITDA
EBITDA Margin

Capex (excl. acquisitions)



(Dollars in millions)
$50.0
25.0
0.0
$13.3
$10.5
$18.0
$42.2
$29.7
2003A
2004A
2005A
2006A
2007*

*Includes discontinued operations, except 2007

Second Quarter 2008 Update

- Revenue was $206 million (down 1.7%) on ready-mixed concrete volumes of 1.79 million. Volumes down 5.3% from 2Q07 on same-plant-sales basis.
- Pricing improved 2.9% year-over-year, while 1.9% below 4Q07. Regional variation in pricing power creating trend differentials, including pricing pressure in several major markets.
- Ready-mixed concrete material spread declined 240 basis points from 2Q07. Higher aggregate costs and fuel surcharges drove drop in material spread.
- Precast operations significantly impacted by slowdown in residential construction in Arizona and northern California. Architectural Precast acquisition performing well.
- Adjusted EBITDA of $19.2 million, down $7.4 million from 2Q07.

Second Quarter 2008 Update

- Capital expenditures were $3.9 million, or $.6 million lower than 2Q07.
- Free cash flow of $1.2 million improved $7.1 million from 2Q07, due to lower working capital requirements and lower income tax payments.
- Purchased nine west Texas ready-mixed plants / operations for $13.5 million.
- Cash on hand at June 30, 2008, $9.2 million.
- Available credit $91.1 million.

Segment Information

(In thousands)
(Unaudited)

	Three months ended June 30,		
	2008	2007	% Change
Sales:			
Ready-mixed concrete and concrete-related products	$ 192,963	$ 195,130	-1.1%
Precast concrete products	17,353	18,130	-4.3%
Inter-segment sales	(4,270)	(3,752)	
Total Sales	$ 206,046	$ 209,508	-1.7%
Segment operating income:			
Ready-mixed concrete and concrete-related products	$ 12,195	$ 15,952	-23.6%
Precast concrete products	1,706	2,841	-40.0%
Corporate and unallocated	$ (8,397)	$ (6,663)	
Income before income taxes	$ 5,504	$ 12,130	-54.6%
Depreciation, depletion and amortization:			
Ready-mixed concrete and concrete-related products	$ 6,382	$ 6,730	
Precast concrete products	534	473	
Corporate	119	101	
Total depreciation, depletion and amortization	$ 7,035	$ 7,304	

Leverage Profile

(in thousands except where otherwise indicated)

	June 30, 2008	December 31, 2007
Cash and Cash Equivalents	$ 9,199	$ 14,850
Total Debt	302,125	298,500
Net Debt	292,926	283,650
Stockholders' Equity	204,344	205,106
LTM EBITDA	69,679	72,858
LTM Fixed Charges	28,740	29,830
Total Debt to LTM EBITDA	4.3x	4.1x
Net Debt to LTM EBITDA	4.2x	3.9x
Fixed charge coverage	1.6x	1.4x
Debt to Capital	59.7%	59.3%
Weighted Average Cost of Debt	8.39%	8.39%
Available borrowing capacity (in millions)	$ 91.1	$ 112.6

US CONCRETE


MACK

3Q08 Outlook

2008 Outlook

- Revenue range of $210 million to $225 million. Ready-mixed volumes expected to be down approximately 10%. Pricing expected to be generally stable to slightly down overall, compared to 2Q08. Material spread expected to decline sequentially on higher fuel costs.
- July ready-mixed concrete volumes were 7.8% below July 2007.
- EBITDA range of $17 million to $23 million.
- EPS range of $.07 to $.13.

Managing Through Cycle Downturn

- Cost control initiatives continue
  - Headcount reductions
  - Reducing discretionary spending
  - Disposing of excess equipment
  - Downsizing plants
- Controlling capital expenditures
- Authorized share repurchase program
  - Up to 3 million shares
- Selective acquisition program

Key Company Strengths

Leading market share positions

- 5 regional markets

Effectively managing through economic cycle

Exposure to residential sector reduced significantly

Strong balance sheet with solid liquidity

- $9 million of cash at June 2008
- $91 million of credit available
- No significant financial covenants
- Credit facility matures in 2011 and Subordinated Notes due in 2014

Internal and external growth opportunities available



US CONCRETE

APPENDIX


MACK

End Use Markets By Major Region

Revenues by Segment


DFW Market
($ in millions)
$150
$100
$50
$0
4%
5%
36%
55%
4%
4%
32%
61%
2Q07
2Q08
Commercial and industrial
Residential
Street & highway
Other public works

Revenues by Segment


Ingram / West Texas Market
($ in millions)
$60
$40
$20
$0
13%
35%
52%
1%
6%
52%
43%
2Q07
2Q08
Commercial and industrial
Residential
Street & highway
Other public works

Revenues by Segment


New Jersey
($ in millions)
$60
$30
$0
12%
1%
39%
47%
16%
2%
33%
50%
Q207
Q208
Commercial and industrial
Residential
Street & highway
Other public works

Revenues by Segment


Northern California
($ in millions)
$150
$100
$50
$0
16%
7%
26%
51%
16%
14%
14%
56%
2Q07
2Q08
Commercial and industrial
Residential
Street & highway
Other public works

Revenues by Segment


Michigan
($ in millions)
$50
$25
$0
4%
18%
49%
30%
2%
21%
33%
44%
2Q07
2Q08
Commercial and industrial
Residential
Street & highway
Other public works

Revenues by Segment


Precast
($ in millions)
$50
$25
$0
9%
8%
57%
27%
8%
11%
25%
55%
2Q07
2Q08
Commercial and industrial
Residential
Street & highway
Other public works

US CONCRETE


MACK

Stephens, Inc. Investor Meetings

August 20-21, 2008

Disclosure of Non-GAAP Financial Measures

U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)

We report our financial results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin and Free Cash Flow for the three months ended June 30, 2008 and the year ended December 31, 2007, (2) presentations of our adjusted EBITDA and adjusted EBITDA margin for years 2003 through 2007 and (3) corresponding reconciliations to GAAP financial measures for the three months ended June 30, 2007 and June 30, 2008.

We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, and noncash impairments, depreciation, depletion and amortization. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total sales. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report.

We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

Disclosure of Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidiaries
Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA

(amounts in thousands)

	Quarter Ended June 30, 2008	Quarter Ended June 30, 2007
Income from continuing operations	$ 3,303	$ 7,044
Addback:		
Interest Expense, net	6,668	7,188
Income Tax Provision	2,202	5,085
Depreciation, Depletion, and Amortization Expense	7,035	7,304
Adjusted EBITDA	$ 19,208	$ 26,621
Adjusted EBITDA margin	9.3%	12.7%

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries
Reconciliation of Net Income (Loss) to EBITDA
(unaudited)

(amounts in thousands)

	2007	2006	2005	2004	2003
Net Income (Loss)	$ (63,760)	$ (8,090)	$ 12,612	$ (10,539)	$ 10,303
Cumulative Effect of Change in Accounting Principle	-	-	-	-	-
Income (Loss) before Cumulative Effect of Change in Accounting Principle	(63,760)	(8,090)	12,612	(10,539)	10,303
Addback:					
Interest Expense, net	27,978	21,585	17,315	16,523	16,855
Income Tax Expense (Benefit)	48	810	8,121	(6,377)	5,274
Loss on early extinguishment of debt	-	-	-	28,781	-
Asset and Goodwill Impairments	82,242	38,964	-	541	-
Depreciation, Depletion, and Amortization Expense	28,882	22,322	13,591	12,669	12,441
Adjusted EBITDA	$ 75,390	$ 75,591	$ 51,639	$ 41,598	$ 44,873
Adjusted EBITDA margin	9.4%	9.6%	9.0%	8.3%	9.5%

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidiaries
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
(unaudited)
(amounts in thousands)

	Quarter Ended June 30, 2008
Net Cash Provided by Operating Activities	$ 5,033
Purchases of property, plant and equipment, net	(3,880)
Free Cash Flow	$ 1,153

US CONCRETE


MACK

Stephens, Inc. Investor Meetings

August 20-21, 2008